U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2005

MD TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-50435	72-1491921
(Commission File Number)	(I.R.S. Employer Identification No.)

620 Florida St., Suite 200, Baton Rouge, Louisiana

(Address of principal executive offices including zip code)

(225) 343-7169

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

MD Technologies Inc. (“MDTO”) acquired all the outstanding shares of common stock of Medical Group Services, Inc. (“MGSI”) on October 31, 2005. The shares were acquired from Anthony Maniscalco and Brina Cabrera, the president and CEO, respectively, of MGSI. The purchase price was $3 million in cash and shares of common stock of MDTO, a portion of which was withheld pending satisfaction of certain financial results. The funds from the acquisition came from the $5 million sale of convertible debentures that occurred on July 5, 2005.

MGSI, based in Tampa, Florida, offers comprehensive accounts receivable, practice management, and financial services to physician groups. MGSI currently serves more than 300 clients in six states. MGSI employs 26staff.

MGSI will retain its name, management, staff and operations in Tampa, although MGSI will become a wholly owned subsidiary of MDTO. Brina Cabrera, CEO, and Anthony F. Maniscalco, President, will continue to manage MGSI’s Tampa operations. A copy of the press release announcing the acquisition of MGSI and the related Securities Purchase Agreement, as well as the Employment Agreements for Brina Cabrera and Anthony F. Maniscalco, are attached as exhibits to this Current Report on Form 8-K.

This report on Form 8-K/A amends the Registrant’s Report on Form 8-K dated November 4, 2005, to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by Rule 310 of Regulation S-B are attached.

(b) Pro Forma Financial Information

The financial statements required by Rule 3.10 of Regulation S-B are attached.

(c) Exhibits

The following exhibits are furnished as a part of this Current Report on Form 8-K:

99.1*+	Securities Purchase Agreement, dated October 31, 2005, by and among MD Technologies Inc., Medical Group Services, Inc., Anthony F. Maniscalco, Catherine A. Maniscalco and Brina Cabrera

99.2+	Employment Agreement, dated October 31, 2005, between Medical Group Services, Inc., and Anthony F. Maniscalco

99.3+	Employment Agreement, dated October 31, 2005, between Medical Group Services, Inc., and Brina Cabrera.

99.4+	Press release issued by MD Technologies Inc. on November 4, 2005.

*	An application has been submitted to the Securities and Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of this exhibit. These portions have been omitted from this exhibit.
+	Incorporated by reference from the Registrant’s Report on Form 8-K filed November 4, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MD TECHNOLOGIES INC.

By:	/s/ William D. Eglin
William D. Eglin
President, Chief Executive Officer and Chief Financial Officer

DATE: January 10, 2006

3

FINANCIAL STATEMENTS AND EXHIBITS

MD TECHNOLOGIES INC. UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS SEPTEMBER 30, 2005 AND DECEMBER 31, 2005	F-36

INTRODUCTION	F-37

MD Technologies Inc. Unaudited Pro Forma Combined Condensed Balance Sheet As Of September 30, 2005	F-38

MD Technologies Inc. Unaudited Pro Forma Combined Condensed Statement Of Operations For The Nine Months Ended September 30, 2005	F-39

MD Technologies Inc. Unaudited Pro Forma Combined Condensed Statement Of Operations For The Twelve Months Ended December 31, 2005	F-40

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS	F-41

MEDICAL GROUP SERVICES, INC.

AUDITED FINANCIAL STATEMENTS

DECEMBER 31, 2004 and 2003

Santana & Byrd, P.A.

Certified Public Accountants

211 South Boulevard	Members of:
Tampa, Florida 33606	American Institute of C.P.A.’s
Office: 813-254-2443	Florida Institute of C.P.A.’s
Fax: 813-258-3224

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

Medical Group Services, Inc.

Tampa, Florida

We have audited the accompanying balance sheet of Medical Group Services, Inc. (a Florida corporation) as of December 31, 2004 and 2003, and the related statements of income and expense, changes in shareholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Group Services, Inc. as of December 31, 2004 and 2003 and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in the supplementary schedules is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Santana & Byrd, P.A.

Certified Public Accountants

Tampa, Florida

April 22 , 2005

FINANCIAL STATEMENTS

Medical Group Services, Inc.

Balance Sheet

December 31,

ASSETS

	2004	2003
Current Assets:

Cash & Equivalents	$9,719	$10,459
Notes & Accounts Receivable
Accounts Receivable (Net of Allowance for Uncollectibles)	212,571	172,132
Advances and Loans	550	49
Prepaid Expenses	1,941	17,539

Total Current Assets:	224,781	200,179

Property and Equipment:

Machinery & Equipment	267,203	34,674
Furniture & Fixtures	28,011	20,830
Office Equipment	61,277	42,128
Leasehold Improvements	12,536	12,536
Less: Accumulated Depreciation	(180,323)	(34,788)

Total Property and Equipment	188,705	75,380

Other Assets:

Intangibles and Deferred Charges
Goodwill	151,904	—
Software Licenses and Website Assets	103,852	64,303
Less: Accumulated Amortization	(58,216)	(12,770)
Investments and Other Assets
Deposits	6,278	6,278
Other Assets	78,867	—

Total Other Assets	$282,684	57,811

Total Assets	696,170	$333,370

See accompanying independent auditors’ report and notes to financial statements.

Medical Group Services, Inc.

Balance Sheet

December 31,

LIABILITIES AND SHAREHOLDERS’ EQUITY

	2004	2003
Current Liabilities:

Accounts Payable	$204,827	$144,216
Credit Card Liabilities	9,375	12,249
Current Maturities of Long-Term Debt	223,098	78,500
Other Accrued Expenses	18,452	39,337

Total Current Liabilities:	455,752	274,302

Long-Term Liabilities:

Notes Payable	522,156	358,000
Capital Lease Obligations	198,078	32,018
Shareholder Loans	148,235	—
Less - Current Maturities	(223,098)	(78,500)

Total Long-Term Liabilities	645,371	311,518

Total Liabilities	1,101,123	585,820

Common Stock, $ 1 par, 1000 shares authorized, 1000 shares issued and outstanding	1,000	1,000
Retained Earnings	(405,953)	(253,450)

Total Shareholders’ Equity	(404,953)	(252,450)

Total Liabilities and Shareholders’ Equity	$696,170	$333,370

See accompanying independent auditors’ report and notes to financial statements.

Medical Group Services, Inc.

Statement of Income and Expenses

For the Years Ended

December 31,

	2004	2003
Services and Operating Revenues	$2,302,487	$1,899,354

Costs of Services	1,488,109	1,104,199

Gross Profit	814,378	795,155

General and Administrative Expenses	860,609	779,226

Net Operating Income (Loss)	(46,231)	15,929

Other Income (Expense)

Interest Income	21	—
Other Income/(Expense)	(150)	1,964
Amortization Expense	(18,792)	(5,575)
Depreciation Expense	(66,364)	(19,600)
Interest Expense	(67,573)	(29,777)

Total Other Income (Expense)	(152,858)	(52,988)

Net Income (Loss) before Provision for Income Taxes	(199,088)	(37,059)

Provision for Income Taxes

Federal Income Tax Benefit	(74,444)	(769)
State Income Tax Benefit	(10,020)	(108)

Total Provision for Income Taxes	(84,464)	(877)

Net Income (Loss)	$(114,624)	$(36,181)

See accompanying independent auditors’ report and notes to financial statements.

Medical Group Services, Inc.

Statement of Change in Retained Earnings

For the Years Ended

December 31,

	2004	2003
Beginning Retained Earnings as previously reported	$(253,450)	$(217,269)

Prior Period Adjustment	(37,879)	—

Beginning Retained Earnings, as restated	$(291,329)	$(217,269)

Net Income (Loss)	(114,624)	(36,181)

Ending Retained Earnings	$(405,953)	$(253,450)

See accompanying independent auditors’ report and notes to financial statements.

Medical Group Services, Inc.

Statement of Cash Flows

For the Years Ended

December 31,

	2004	2003
Cash Flows from Operating Activities:

Net income (loss)	$(114,624)	$(36,181)

Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities
Amortization	—	5,575
Depreciation	85,156	19,600
Gain on the disposal of fixed assets	—	—
Loss on the disposal of fixed assets	—	—
(Increase) decrease in:
Accounts Receivable - Trade	(40,440)	(19,725)
Advances and Loans	(501)	451
Prepaid Expenses	15,598	(17,539)
Deposits	—	(5,000)
Other Assets	(78,867)	300
Increase (decrease) in:
Accounts payable	60,611	50,723
Credit card liabilities	(2,874)	12,201
Other Accrued Expenses	(20,885)	722

Net cash provided (used) by operating activities	(96,826)	11,127

Cash Flows from Investing Activities:

Acquisition of property and equipment	(298,408)	(63,210)
Goodwill	(151,904)	—

Net cash provided (used) by investing activities	(450,312)	(63,210)

Cash Flows from Financing Activities:

Proceeds from Notes Payable (net)	237,156	30,404
Proceeds from Capital Lease Obligations (net)	234,006	32,018
Proceeds from Shareholder Loan Liabilities	75,235	—

Net cash provided (used) by financing activities	546,397	62,422

Net increase (decrease) in cash	(740)	10,339

Beginning balance of cash	10,459	120

Ending balance of cash	$9,719	$10,459

Supplementary Information:

Interest	$67,573	$29,777

See accompanying independent auditors’ report and notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION AND NATURE OF BUSINESS

Medical Group Services, Inc. originated in January of 2000 as a Delaware Corporation. The corporation provides professional billing, administrative and support services to healthcare providers throughout Florida. The main offices for the company are located in Tampa, Florida. In 2003, the corporation reorganized as a Florida Corporation.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

In accordance with generally accepted accounting principles, the financial statements of the Company are maintained on an accrual basis of accounting. A cash basis of accounting is used for income tax purposes, resulting in the reflection of deferred tax benefits and/or liabilities on the balance sheet.

Cash and cash equivalents

The Company defines cash and cash equivalents as highly liquid investments, including checking and money market accounts, with original maturities of less than ninety days. This definition does not include investments held for sale in the ordinary course of business.

Accounts receivable

Trade receivables are carried at their estimated collectible amounts. Trade accounts receivable are periodically evaluated for collectibility, and all accounts receivable are deemed collectible as of December 31, 2004.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and equipment

Furniture, fixtures, and equipment are carried at cost. Depreciation is computed for financial statement purposes using the straight-line basis of depreciation over the estimated useful lives of the assets. The modified accelerated cost recovery system (MACRS) of depreciation is utilized for income tax reporting purposes.

Goodwill

Goodwill is recorded under the provisions of Statement of Financial Accounting Standards (“SFAS”) 142, Goodwill and Other Intangible Assets. Goodwill is no longer amortized but is tested at least annually in accordance with the provisions of SFAS 142. For income tax purposes, Goodwill continues to be amortized using the staright-line method over the estimated useful life.

NOTE 3: ACQUISITIONS

On March 2, 2004, the Company acquired substantially all assets and service agreements and assumed the liabilities of Professional Medical Recoveries, Inc. for an acquisition price of $244,108. The purchase was financed by issuing two promissory notes. (See Note 6)

NOTE 4: INCOME TAXES

The Company presently has no federal or state income tax liability. As of December 31, 2004, the Company had a loss carryforward of $440,836 for income tax purposes. Due to the variances in depreciation and amortization methods between tax and book basis, as of December 31, 2004 the company has federal and state deferred tax assets of $56,033 and $7,902, respectively. As of December 31, 2003, the balances for federal and state deferred tax liabilities were $18,411 and $2,596, respectively.

NOTE 5: OPERATING LEASE COMMITMENTS

In September of 2002, the Company entered into a 5-year lease obligation for its office space. Under the lease agreement, the minimum lease obligations are as follows:

2005	$65,111
2006	$67,100
2007	$50,700

In December of 2000, the Company entered into a 5 year lease obligation for office equipment with GE Capital. The lease calls for monthly payments of $1,530 plus applicable taxes.

In January of 2003, the Company entered into a 4 year lease obligation for computer equipment with GE Capital. The lease calls for monthly payments of $1,406 plus applicable taxes.

In January of 2003, the Company entered into a 4 year lease obligation for office furniture with GE Capital. The lease calls for monthly payments of $1,099 plus applicable taxes.

NOTE 6: NOTES PAYABLE

On July 7, 2004, the Company executed a promissory note with First Commercial Bank of Tampa Bay for an original amount of $150,000. The note calls for monthly principal plus interest payments of $3,413, and interest is compounded annually at a rate of 4.33%. This obligation is secured by a Certificate of deposit and a Life insurance policy owned by a shareholder, and is due July 7, 2008. As of December 31, 2004, the principal balance due under this note is $135,483.

On July 7, 2004, the Company executed a promissory note with First Commercial Bank of Tampa Bay for an original amount of $238,500. The note calls for monthly principal plus interest payments of $5,611, and interest is compounded annually at a rate of prime plus 2%. This obligation is secured by a Certificate of deposit and a Life insurance policy owned by a shareholder, and is due July 7, 2008. As of December 31, 2004, the principal balance due under this note is $216,843.

As of December 31, 2004, the Company was obligated to Escape Velocity of Tampa Bay, Inc. under a 5% interest bearing note, which was executed to finance the purchase of Professional Medical Recoveries, Inc. As of December 31, 2004, the principal plus accrued interest due under this note was $62,186. (See Note 3)

As of December 31, 2004, the Company was obligated to Escape Velocity of Tampa Bay, Inc. under a 5% interest bearing convertible note, which was executed to finance the purchase of Professional Medical Recoveries, Inc. The note is convertible at any time subsequent to April 1, 2005 into shares of common stock of Maker at a rate of one share for each $6,000 of principal due. As of December 31, 2004, the principal plus accrued interest due under this note was $107,644. (See Note 3)

As of December 31, 2004, the company was obligated to a shareholder under a non-interest bearing demand note for $148,235.

NOTE 7: RELATED PARTIES

The Company is obligated under a demand note obligation to its majority shareholder. (See Note 6)

NOTE 8: CAPITAL LEASE OBLIGATION

In February of 2003, the Company entered into long-term capital lease obligation for a telephone system. The lease agreement with GE Capital calls for a monthly payment of $814 plus applicable taxes. As of December 31, 2004, the future payment obligations under this agreement are as follows:

2005	$6,331
2006	$7,276
2007	$8,361
2008	$5,447

In February of 2004, the Company entered into long-term capital lease obligation for office equipment. The lease agreement with CitiCapital calls for a monthly payment of $1,078 plus applicable taxes. As of December 31, 2004, the future payment obligations under this agreement are as follows:

2005	$8,906
2006	$10,225
2007	$11,739
2008	$2,113

In March of 2004, the Company entered into long-term capital lease obligation for computer equipment, software, and furniture. The lease agreement with Netbank calls for a monthly payment of $1,090 plus applicable taxes. As of December 31, 2004, the future payment obligations under this agreement are as follows:

2005	$9,023
2006	$10,399
2007	$10,920
2008	$2,138

In March of 2004, the Company entered into long-term capital lease obligation for computer equipment and software. The lease agreement with Gulfstream calls for a monthly payment of $1,496 plus applicable taxes. As of December 31, 2004, the future payment obligations under this agreement are as follows:

2005	$11,164
2006	$12,728
2007	$14,512
2008	$16,546
2009	$1,472

In May of 2001, the Company entered into long-term capital lease obligation for computer equipment and software. The lease agreement with American Express Financial calls for a monthly payment of $3,319 plus applicable taxes. As of December 31, 2004, the future payment obligations under this agreement are as follows:

2005	$35,828
2006	$12,948

NOTE 9: PRIOR PERIOD ADJUSTMENT

The Company discovered during 2004 that a capital lease was being incorrectly reported as an operating lease. Computer equipment and software licenses were understated by $ 76,034 and $72,414, capital lease obligations were understated by $ 48,777, and the net effect to retained earnings was $ 11,227.

The Company discovered during 2004 that software licenses were being amortized incorrectly. Amortization expense was understated by $26,652, accumulated amortization was understated by $26,652, and the net effect to retained earnings was $ 26,652.

SUPPLEMENTAL INFORMATION

Medical Group Services, Inc.

Supplementary Schedule - Balance Sheet

December 31,

	2004	2003
Cash & Equivalents
Bank of Tampa-General	$9,491	$10,581
Bank of Tampa Distribution Acct	127	(123)
First Commercial Bank	100	—

Total Cash & Equivalents	$9,719	$10,458

Prepaid Expenses:
Prepaid Expenses	$1,941	$15,000
Prepaid Insurance	—	2,539

Total Prepaid Expenses:	$1,941	$17,539

Other Assets:
Deferred Tax Asset-Federal	$56,033	$—
Deferred Tax Asset-State	7,902	—
Capitalized Costs	14,932	—

Total Other Assets:	$78,867	$—

Accrued Expenses:
Accrued Expenses	$18,452	$—
Deferred Tax Liability - Federal	—	18,411
Deferred Tax Liability - State	—	2,596
Customer Deposits	—	18,330

Total Accrued Expenses:	$18,452	$39,337

See accompanying accountants’ report

Medical Group Services, Inc.

Supplementary Schedule – Income and Expenses

For the Years Ended

December 31,

	2004	2003
Services and Operating Revenues:

Billing & Collection Fees	$22,470	$—
Billing and Collection Fees	2,184,189	1,749,858
Billing and Collection Fee - Recovery	2,871	3,725
Consulting & Accounting Income	20,878	46,692
Reimbursed Expenses	69,916	96,633
Refunds	—	(578)
Late Fee	2,164	9,989
Other	—	(6,965)

Total Services and Operating Revenues:	$2,302,487	$1,899,354

Cost of Services:

Employee Lease Expense	$372,907	$458,972
Employee Lease Expense - Production Benefits	114,355	37,481
Employee Lease Expense - Payroll Salaries	54,573	—
Employee Lease Expense - Coding	78,972	—
Billing Services	529,983	401,940
Employee Lease Expense - Contract Labor	260	7,125
Employee Lease Expense - Scanning	44,250	—
Misys Expenses	—	88,397
Misys Charges	93,638	4,540
Misys Lease	34,957	—
Misys Training & Education	2,051	—
Misys Expenses-ASP Charges	28,300	—
Data Lines	19,411	35,799
Other Direct Expenses	4,362	7,679
Courier Expenses	79,628	41,340
Copies	2,984	4,041
Outside Data Base Services	27,479	16,885

Total Cost of Services:	$1,488,109	$1,104,199

See accompanying accountants’ report

Medical Group Services, Inc.

Supplementary Schedule – Income and Expenses

For the Years Ended

December 31,

	2004	2003
General and Administrative Expenses:

Accounting	$2,700	$4,000
Automobile Expense	21,168	30,921
Bad Debts	9,681	—
Bank Service Charges	1,495	5,036
Business Insurance	1,355	450
Communications	(2,493)	217
Communications · Cell Phones	4,964	3,387
Communications · Internet	3,148	2,160
Communications · Telephones	24,502	17,585
Computer Repairs	13,801	11,772
Donations	—	375
Employee Benefits	34,881	26,569
Employee Lease Expense	138,503	266,953
Entertainment	3,491	3,587
Equipment Rental	66,113	113,769
Equipment Rental Taxes	5,487	—
Equipment Repairs & Maintenance	1,283	268
Legal Fees	24,746	17,494
Liability Insurance	2,539	2,269
Lodging	5,138	235
Marketing & Advertising	4,264	7,459
Misc Occupancy Expense	2,100	—
Marketing & Advertising - Gifts	4,646	679
Marketing & Advertising · Commissions	80,850	95,069
Marketing & Advertising · Dues, Subscript, Publications	6,700	3,862
Marketing & Advertising · Printing	7,133	7,843
Marketing & Advertising · Promotional	605	7,996
Meals	5,176	6,944
Miscellaneous	(2,842)	2,867
Miscellaneous Office Expense	1,394	2,156
Occupancy Expense	1,217	581
Office Expense	7,530	7,060

See accompanying accountants’ report

Medical Group Services, Inc.

Supplementary Schedule – Income and Expenses

For the Years Ended

December 31,

	2004	2003
Office Supplies	25,309	15,334
Payroll and Employee Benefits	230,409	18,235
Payroll Processing Fees	16	1,765
Postage and Delivery	982	400
Professional Fees	—	137
Payroll Taxes	22	—
Rent	70,781	39,055
Sales Expense	17,696	16,871
Consulting	2,292	—
Taxes	911	3,336
Misc Comp & Equip Purchases	516	—
Taxes · Local	1,829	1,565
Travel	7,335	10,938
Travel & Ent	1,587	3,663
Utilities & Janitoral Services	19,648	13,685
Uncategorized Expenses	—	4,679

Total General and Administrative Expenses	$860,609	$779,226

MEDICAL GROUP SERVICES, INC.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(Unaudited)

FINANCIAL STATEMENTS

Medical Group Services, Inc.

Balance Sheet

September 30, 2005

ASSETS

Current Assets

Cash & Equivalents	$2,274
Marketable Securities	—
Notes & Accounts Receivable
Accounts Receivable (Net of Allowance for Uncollectibles)	207,803
Advances and Loans	1,352
Prepaid Expenses	13,360

Total Current Assets	224,789

Property and Equipment

Equipment	205,215
Furniture & Fixtures	28,011
Office Equipment	61,277
Leasehold Improvements	12,536
Less: Accumulated Depreciation	(171,901)

Total Property and Equipment	135,138

Other Assets
Intangibles and Deferred Charges
Software Licenses	176,266
Goodwill	151,904
Less: Accumulated Amortization	(136,259)
Investments and Other Assets
Deposits	5,269
Other Assets	34,718

Total Other Assets	231,898

Total Assets	$591,825

Medical Group Services, Inc.

Balance Sheet

September 30, 2005

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities
Current Liabilities

Accounts Payable
Credit Card Liabilities	9,310
Current Maturities of Long-Term Debt	155,083
Other Accrued Expenses	37,614

Total Current Liabilities	389,141

Long-Term Liabilities

Notes Payable	476,586
Capital Lease Obligations	145,374
Shareholder Loans	85,698
Less - Current Maturities	(155,083)

Total Long-Term Liabilities	552,575

Total Liabilities	941,715

Shareholders’ Equity

Common Stock, $ 1 par, 1000 shares authorized, 1000 shares issued and outstanding	1,000
Retained Earnings(Deficit)	(350,890)

Total Shareholders’ Equity	(349,890)

Total Liabilities and Shareholders’ Equity	$591,825

Medical Group Services, Inc.

Statement of Income and Expenses

For the Nine Months Ended

September 30, 2005

Services and Operating Revenues	$2,001,640

Costs of Services	1,163,287

Gross Profit	838,353

General and Administrative Expenses	610,140

Net Operating Income (Loss)	228,213

Other Income (Expense)

Interest Income	48
Amortization Expense	(24,939)
Depreciation Expense	(44,681)
Interest Expense	(59,429)

Total Other Income (Expense)	(129,001)

Net Income (Loss) before Provision for Income Taxes	99,212

Provision for Income Taxes

Federal Income Tax Expense (Benefit)	38,692
State Income Tax Expense (Benefit)	5,457

Total Provision for Income Taxes	44,149

Net Income (Loss)	$55,063

Medical Group Services, Inc.

Statement of Change in Retained Earnings

For the Nine Months Ended

September 30, 2005

Beginning Retained Earnings (Deficit)	$(405,953)

Net Income (Loss)	55,063

Ending Retained Earnings (Deficit)	$(350,890)

Medical Group Services, Inc.

Statement of Cash Flows

For the Nine Months Ended

September 30, 2005

Cash Flows from Operating Activities
Net income (loss)	$55,063

Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:

Amortization	24,939
Depreciation	44,681
(Increase) decrease in:
Accounts Receivable - Trade	4,768
Advances and Loans	(802)
Prepaid Expenses	(11,419)
Deposits	1,009
Other Assets	44,149
Increase (decrease) in:
Accounts payable	(17,694)
Credit card liabilities	(65)
Other Accrued Expenses	19,162

Net cash provided (used) by operating activities	163,791

Cash Flows from Investing Activities

Acquisition of property and equipment	(10,425)

Net cash provided (used) by investing activities	(10,425)

Cash Flows from Financing Activities

Principal Payments on Notes Payable (net)	(45,571)
Payments on Capital Lease Obligations (net)	(52,704)
Payments on Shareholder Loan Liabilities (net)	(62,537)

Net cash provided (used) by financing activities	(160,811)

Net increase (decrease) in cash	(7,445)

Beginning balance of cash	9,719

Ending balance of cash	$2,274

Supplementary Information:

Interest	$59,429

NOTES TO FINANCIAL STATEMENTS

NOTE 1: ORGANIZATION AND NATURE OF BUSINESS

Medical Group Services, Inc. originated in January of 2000 as a Delaware Corporation. The corporation provides professional billing, administrative and support services to healthcare providers throughout Florida. The main offices for the company are located in Tampa, Florida. In 2003, the corporation reorganized as a Florida Corporation.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

In accordance with generally accepted accounting principles, the financial statements of the Company are maintained on an accrual basis of accounting. A cash basis of accounting is used for income tax purposes, resulting in the reflection of deferred tax benefits and/or liabilities on the balance sheet.

Cash and cash equivalents

The Company defines cash and cash equivalents as highly liquid investments, including checking and money market accounts, with original maturities of less than ninety days. This definition does not include investments held for sale in the ordinary course of business.

Accounts receivable

Trade receivables are carried at their estimated collectible amounts. Trade accounts receivable are periodically evaluated for collectibility, and all accounts receivable are deemed collectible as of September 30, 2005.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and equipment

Furniture, fixtures, and equipment are carried at cost. Depreciation is computed for financial statement purposes using the straight-line basis of depreciation over the estimated useful lives of the assets. The modified accelerated cost recovery system (MACRS) of depreciation is utilized for income tax reporting purposes.

Goodwill

Goodwill is recorded under the provisions of Statement of Financial Accounting Standards (“SFAS”) 142, Goodwill and Other Intangible Assets. Goodwill is no longer amortized but is tested at least annually in accordance with the provisions of SFAS 142. For income tax purposes, Goodwill continues to be amortized using the straight-line method over the estimated useful life.

NOTE 3: INCOME TAXES

As of September 30, 2005, the Company had a loss carryforward of $536,987 for income tax purposes. Due to the variances in depreciation and amortization methods between tax and book basis, as of September 30, 2005 the company has federal and state deferred tax assets of $17,341 and $2,445, respectively.

NOTE 4: OPERATING LEASE COMMITMENTS

In September of 2002, the Company entered into a 5-year lease obligation for its office space. Under the lease agreement, the minimum lease obligations are as follows:

2008	$65,111
2009	$67,100
2010	$50,700

In December of 2000, the Company entered into a 5 year lease obligation for office equipment with GE Capital. The lease calls for monthly payments of $1,530 plus applicable taxes.

In January of 2003, the Company entered into a 4 year lease obligation for computer equipment with GE Capital. The lease calls for monthly payments of $1,406 plus applicable taxes.

In January of 2003, the Company entered into a 4 year lease obligation for office furniture with GE Capital. The lease calls for monthly payments of $1,099 plus applicable taxes.

NOTE 5: NOTES PAYABLE

On May 09, 2005 the Company refinanced an existing promissory note with First Commercial Bank of Tampa Bay in the amount of $150,000. The note calls for monthly principal plus interest payments of $3,420, and interest is compounded annually at a rate of 4.33%. This obligation is secured by a Certificate of deposit and a Life insurance policy owned by a shareholder, and is due May 25, 2009. As of September 30, 2005 the principal balance due under this note is $138,750.

On May 09, 2005 the Company refinanced an existing promissory note with First Commercial Bank of Tampa Bay in the amount of $238,500. The note calls for monthly principal plus interest payments of $5,912, and interest is compounded annually at a rate of prime plus 2%. This obligation is secured by a Certificate of deposit and a Life insurance policy owned by a shareholder, and is due May 25, 2009. As of September 30, 2005 the principal balance due under this note is $222,342.

As of September 30, 2005, the Company was obligated to Escape Velocity of Tampa Bay, Inc. under a 5% interest bearing note, which was executed to finance the purchase of Professional Medical Recoveries, Inc in 2004. As of September 30, 2005, the principal plus accrued interest due under this note was $3,798.

As of September 30, 2005, the Company was obligated to Escape Velocity of Tampa Bay, Inc. under a 5% interest bearing convertible note, which was executed to finance the purchase of Professional Medical Recoveries, Inc in 2004. The note is convertible at any time subsequent to April 1, 2005 into shares of common stock of Maker at a rate of one share for each $6,000 of principal due. As of September 30, 2005, the principal plus accrued interest due under this note was $111,696.

As of September 30, 2005, the company was obligated to a shareholder under a non-interest bearing demand note for $85,698.

NOTE 6: RELATED PARTIES

The Company is obligated under a demand note obligation to its majority shareholder. (See Note 5)

NOTE 7: CAPITAL LEASE OBLIGATION

In February of 2003, the Company entered into long-term capital lease obligation for a telephone system. The lease agreement with GE Capital calls for a monthly payment of $814 plus applicable taxes. As of September 30, 2005, the future payment obligations under this agreement are as follows:

2009	$6,331
2010	$7,276
2011	$8,361
2012	$5,447

In February of 2004, the Company entered into long-term capital lease obligation for office equipment. The lease agreement with CitiCapital calls for a monthly payment of $1,078 plus applicable taxes. As of September 30, 2005, the future payment obligations under this agreement are as follows:

2009	$8,906
2010	$10,225
2011	$11,739
2012	$2,113

In March of 2004, the Company entered into long-term capital lease obligation for computer equipment, software, and furniture. The lease agreement with Netbank calls for a monthly payment of $1,090 plus applicable taxes. As of September 30, 2005, the future payment obligations under this agreement are as follows:

2006	$9,023
2009	$10,399
2010	$10,920
2011	$2,138

In March of 2004, the Company entered into long-term capital lease obligation for computer equipment and software. The lease agreement with Gulfstream calls for a monthly payment of $1,496 plus applicable taxes. As of September 30, 2005, the future payment obligations under this agreement are as follows:

2007	$11,164
2008	$12,728
2010	$14,512
2011	$16,546
2012	$1,472

In May of 2001, the Company entered into long-term capital lease obligation for computer equipment and software with American Express Financial. During 2005, the lease was assumed by Key Financial. The lease agreement calls for a monthly payment of $3,319 plus applicable taxes. As of September 30, 2005, the future payment obligations under this agreement are as follows:

2007	$35,828
2008	$12,948

MD TECHNOLOGIES INC.

UNAUDITED PRO FORMA COMBINED

CONDENSED FINANCIAL STATEMENTS.

SEPTEMBER 30, 2005 AND DECEMBER 31, 2005

MD TECHNOLOGIES INC.

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

INTRODUCTION

The unaudited pro forma combined condensed balance sheet as of September 30, 2005 has been prepared as if the acquisition had occurred on September 30, 2005. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 2004 and for the nine months ended September 30, 2005 include the historical operations of MDTO and MGSI and give effect to the acquisition as if it had occurred at the beginning of each period presented.

The unaudited pro forma combined financial statements are based on available information and the assumptions and adjustments described in the accompanying notes. The unaudited pro forma combined condensed statements of operations do no purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what such results will be for any future periods. The unaudited pro forma combined condensed financial statements are based upon assumptions and adjustments that we believe are reasonable. The unaudited pro forma combined condensed financial statements are qualified in their entirety and should be read in conjunction with our historical financial statements and accompanying notes included in our annual report on form 10-KSB for the year ended December 31, 2004, our quarterly report on Form 10-QSB for the three and nine month periods ended September 30, 2005, and with the audited financial statements of MDTO for the year ended December 31, 2004.

The MGSI acquisition has been accounted for using the purchase method of accounting.

The following unaudited pro forma combined condensed balance sheet and statement of operations should be read in conjunction with the “Notes to Unaudited Pro Forma Combined Condensed Financial Statements” presented below and the historical financial statements included elsewhere or incorporated by reference.

MD Technologies Inc.

Unaudited Pro Forma Combined Condensed Balance Sheet

As Of September 30, 2005

	September 30, 2005
	MDTO	MGSI	Combined		Pro forma Adjustments	Pro forma Combined
ASSETS

Current Assets
Cash and cash Equivalents	5,001,072	2,274	5,003,346	(a)	(2,175,000)	2,828,346
Accounts Receivable	41,984	209,155	251,139			251,139
Prepaid Expenses	18,138	13,360	31,498			31,498

Total current assets	5,061,194	224,789	5,285,983		(2,175,000)	3,110,983

Property and Equipment
Computer equipment and software	224,841	65,548	290,389			290,389
Assets under capital leases	64,255	331,825	396,080			396,080
Furniture and fixtures	30,370	9,092	39,462			39,462
Leasehold Improvements		12,536	12,536			12,536

	319,466	419,002	738,468		—	738,468
Less Accumulated depreciation	108,381	308,160	416,541			416,541

	211,085	110,842	321,927		—	321,927
Other Assets
Deferred bond offering costs	77,175	—	77,175			77,175
Capitalized software costs held for sale, net	275,237	—	275,237			275,237
Capitalized software, purchased, net		64,304	64,304			64,304
Goodwill		151,904	151,904	(b)	1,253,383	1,405,287
Intangible Contracts				(c)	709,223	709,223
Deposits & other assets		39,987	39,987			39,987

	352,412	256,195	608,607		1,962,606	2,571,213

Total Assets	5,624,691	591,825	6,216,516		(212,394)	6,004,122

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	17,442	196,443	213,885			213,885
Accrued expenses and interest	198,461	37,614	236,075			236,075
Current portion of note payable	6,720	94,532	101,252	(d)	(94,532)	6,720
Current portion of obligation under capital leases	13,574	60,551	74,125			74,125
Deferred revenue	9,790	—	9,790			9,790

Total current liabilities	245,987	389,141	635,128		(94,531)	540,597

Long Term Liabilities
Note payable, net of current portion	13,268	467,752	481,020	(d)	(467,752)	13,268
Obligation under capital lease, net of current portion	38,892	84,823	123,715			123,715
Bonds payable	5,000,000	—	5,000,000			5,000,000

	5,052,160	552,575	5,604,735		(467,752)	5,136,983
Stockholders’ Equity
Preferred stock, no par value; 20,000 shares authorized, no shares issued or outstanding
Common stock, $.0004 par value; 30,000,000 authorized, 4,905,561 issued and 3,949,313 outstanding	1,962	1,000	2,962	(e)	(1,000)	1,962
Additional paid-in capital	4,359,357	—	4,359,357			4,359,357
Treasury stock	(383)	—	(383)			(383)
Retained earnings	(4,034,391)	(350,890)	(4,385,281	)(e)	350,890	(4,034,391)

	326,545	(349,890)	(23,345)		349,890	326,545
Total liabilities and stockholders’ equity	5,624,691	591,825	6,216,516		(212,394)	6,004,122

See Introduction and accompanying notes

MD Technologies Inc.

Unaudited Pro Forma Combined Condensed Statement Of Operations

For The Nine Months Ended September 30, 2005

	MDTO	MGSI	Combined		Pro forma Adjustments	Pro forma Combined
Revenues
Sales and service revenue	709,700	2,001,640	2,711,340			2,711,340

Total revenues	709,700	2,001,640	2,711,340		—	2,711,340

COSTS OF REVENUES
Salaries direct	127,224	528,792	656,016			656,016
Contracted Services	—	419,824	419,824			419,824
Depreciation	78,711	—	78,711			78,711
Other cost of revenue	48,236	214,671	262,907			262,907

Total cost of revenues	254,171	1,163,287	1,417,458		—	1,417,458

Gross profit (loss)	455,529	838,353	1,293,882		—	1,293,882

OPERATING EXPENSES
Compensation	943,859	266,895	1,210,754			1,210,754
Depreciation and Amortization	53,779	69,630	123,409	(g)	177,319	300,728
Selling, general and	554,140	343,235	897,375			897,375

Total operating expenses	1,551,778	679,760	2,231,538		177,319	2,408,857

Income from operations	(1,096,249)	158,593	(937,656)		—	(1,114,975)

OTHER INCOME (EXPENSE)
Interest income	26,352	48	26,400			26,400
Interest expense	(97,200)	(59,429)	(156,629	)(f)	28,413	(128,216)
Income Tax Accrual		(44,149)	(44,149)			(44,149)

	(70,848)	(103,530)	(174,378)		28,413	(145,965)
Profit (Loss)	(1,167,097)	55,063	(1,112,034)		(148,906)	(1,260,940)

Income per share: (Basic and diluted)	(0.30)					(0.32)
Wtd average number of shares outstanding	3,949,313					3,949,313

See Introduction and accompanying notes

MD Technologies Inc.

Unaudited Pro Forma Combined Condensed Statement Of Operations

For The Twelve Months Ended December 31, 2004

	MDTO	MGSI	Combined		Pro forma Adjustments	Pro forma Combined
Revenues
Sales and service revenue	645,621	2,302,487	2,948,108			2,948,108

Total revenues	645,621	2,302,487	2,948,108		—	2,948,108

COSTS OF REVENUES
Salaries direct	88,323	665,117	753,440			753,440
Contracted Services		529,983	529,983			529,983
Depreciation	95,466		95,466			95,466
Other cost of revenue	51,437	293,009	344,446			344,446

Total cost of revenues	235,226	1,488,109	1,723,335		—	1,723,335

Gross profit (loss)	410,395	814,378	1,224,773		—	1,224,773

OPERATING EXPENSES
Compensation	1,012,411	138,503	1,150,914			1,150,914
Depreciation and Amortization	35,786	85,156	120,942	(g)	236,426	357,368
Selling, general and	648,774	722,106	1,370,880			1,370,880

Total operating expenses	1,696,971	945,765	2,642,736		236,426	2,879,162

Income from operations	(1,286,576)	(131,387)	(1,417,963)		—	(1,654,389)

OTHER INCOME (EXPENSE)
Interest income	10,564	21	10,585			10,585
Interest expense	(11,595)	(67,723)	(79,318	)(f)	20,762	(58,556)
Income Tax Accrual		84,464	84,464			84,464

	(1,031)	16,762	15,731		20,762	36,493

Profit (Loss)	(1,287,607)	(114,625)	(1,402,232)		(215,664)	(1,617,896)

Income per share: (Basic and diluted)	(0.36)					(0.45)
Wtd average number of shares outstanding	3,622,317					3,622,317

See Introduction and accompanying notes

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

(a)	Reflects the use of cash in the acquisition of MGSI as if the acquisition occurred on September 30, 2005.
(b)	Represents the goodwill associated with the acquisition of MGSI as a result of the application of purchase accounting.
(c)	Represents the value assigned to the MGSI contracts associated with the acquisition of MGSI.
(d)	Represents the elimination of MGSI liabilities not assumed in connection with the merger.
(e)	Represents the elimination of MGSI’s common stock and retained deficit as a result of the application of purchase accounting
(f)	Represents the elimination of interest expense related to certain liabilities not assumed in connection with the merger
(g)	Represents amortization of intangible assets. Intangible assets are amortized over a life of three years.

See Introduction and accompanying notes